CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our reports dated December 23, 2024, relating to the financial statements and financial highlights for the funds constituting J.P. Morgan Exchange-Traded Fund Trust listed in Appendix A, which appear in J.P. Morgan Exchange-Traded Fund Trust’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
New York, New York
February 21, 2025

Appendix A

JPMorgan Active China ETF	For the year ended October 31, 2024

JPMorgan Active Developing Markets Equity ETF	For the period May 16, 2024 (commencement of operations) through October 31, 2024

JPMorgan ActiveBuilders Emerging Markets Equity ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders Canada ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders Emerging Markets Equity ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders Europe ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders International Equity ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders Japan ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders U.S. Equity ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	For the year ended October 31, 2024

JPMorgan BetaBuilders U.S. Small Cap Equity ETF	For the year ended October 31, 2024

JPMorgan Carbon Transition U.S. Equity ETF	For the year ended October 31, 2024

JPMorgan Climate Change Solutions ETF	For the year ended October 31, 2024

JPMorgan Diversified Return Emerging Markets Equity ETF	For the year ended October 31, 2024

JPMorgan Diversified Return International Equity ETF	For the year ended October 31, 2024

JPMorgan Diversified Return U.S. Equity ETF	For the year ended October 31, 2024

JPMorgan Diversified Return U.S. Mid Cap Equity ETF	For the year ended October 31, 2024

JPMorgan Diversified Return U.S. Small Cap Equity ETF	For the year ended October 31, 2024

JPMorgan Dividend Leaders ETF	For the period September 25, 2024 (commencement of operations) through October 31, 2024

JPMorgan Global Select Equity ETF	For the year ended October 31, 2024

JPMorgan Healthcare Leaders ETF	For the period November 1, 2023 (commencement of operations) through October 31, 2024

JPMorgan Hedged Equity Laddered Overlay ETF	For the year ended October 31, 2024

JPMorgan International Growth ETF	For the year ended October 31, 2024

JPMorgan International Value ETF	For the year ended October 31, 2024

JPMorgan International Research Enhanced Equity ETF	For the year ended October 31, 2024

JPMorgan Sustainable Infrastructure ETF	For the year ended October 31, 2024

JPMorgan U.S. Momentum Factor ETF	For the year ended October 31, 2024

JPMorgan U.S. Quality Factor ETF	For the year ended October 31, 2024

JPMorgan U.S. Value Factor ETF	For the year ended October 31, 2024

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